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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) August 24, 1999

                  PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
                  --------------------------------------------
             (Exact name of registrant as specified in its charter)


     State of New Jersey              1-9120                 22-2625848
     -------------------              ------                 ----------
     (State or other                 (Commission             (I.R.S. Employer
     jurisdiction of                 File Number)            Identification No.)
     incorporation)

                          80 Park Plaza, P.O. Box 1171
                          Newark, New Jersey 07101-1171
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code: 973-430-7000

                     PUBLIC SERVICE ELECTRIC AND GAS COMPANY
                     ---------------------------------------
             (Exact name of registrant as specified in its charter)

     State of New Jersey              1-973                  22-1212800
     -------------------              -----                  ----------
     (State or other                 (Commission             (I.R.S. Employer
     jurisdiction of                 File Number)            Identification No.)
     incorporation)


                         80 Park Plaza, P.O. Box 570
                          Newark, New Jersey 07101-0570
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code: 973-430-7000

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

Item 5. Other Events
--------------------

     The following information updates certain matters previously reported to the Securities and Exchange Commission under Item 1-Business and Item 3 - Legal Proceedings of Part I and Item 7 - Management's Discussion and Analysis of Financial Condition and Results of Operations (MD&A) and Item 8 - Financial Statements and Supplementary Data of Part II of the Annual Reports on Form 10-K for the year ended December 31, 1998, the Quarterly Reports on Form 10-Q for the quarters ended March 31, 1999 and June 30, 1999, and the Current Reports on Form 8-K filed March 18, 1999, April 26, 1999, and July 21, 1999 of Public Service Electric and Gas Company (PSE&G) and its parent, Public Service Enterprise Group Incorporated (PSEG).


Energy Master Plan Proceedings
------------------------------

     On August 24, 1999, the New Jersey Board of Public Utilities (BPU) issued a Final Decision and Order (Final Order) in PSE&G's rate unbundling, stranded costs and restructuring filings. This Final Order provides the reasoning for the action taken by the BPU in the above matters. The Final Order affirmed in all material respects the decisions and actions previously approved in the BPU's Summary Order issued April 21, 1999, with the exception of PSE&G's treatment of investment tax credits (ITC) of $235 million related to PSE&G's generation assets.

     The BPU has directed PSE&G to seek a private letter ruling from the Internal Revenue Service (IRS) to determine if the ITC can be credited to customers without violating the tax normalization policies of the IRS. In the event that the IRS issues a ruling which supports the proposition that the ITC cannot be passed on to the customers of PSE&G without violating the IRS's normalization rules, then no further action is required on this matter by the BPU.

     Conversely, if the IRS's private letter ruling determines that the ITC could be passed on to customers of PSE&G without violating the IRS's normalization rules, then the BPU in year four of the transition period will consider any action which it may deem appropriate regarding the treatment of the ITC, giving consideration to the issues resolved in the stipulation of March 17, 1999, the BPU's modifications of the stipulation and other relevant considerations. PSE&G accounted for the ITC as a reduction to the extraordinary charge recorded in the second quarter of 1999. PSE&G believes accounting for the ITC as a credit to stockholders was appropriate, as any flow-through of such ITC to its customers would violate the IRS's normalization rules. PSE&G cannot predict the outcome of the ruling from the IRS or any subsequent potential actions which may be taken by the BPU. However, an adverse resolution to this matter would result in an additional extraordinary charge to income up to the amount of the ITC, which would have a material adverse impact on PSEG's and PSE&G's financial condition, results of operations and net cash flows.

Securitization
--------------

     On September 10, 1999, the BPU issued a verbal order approving PSE&G's petition for an irrevocable Bondable Stranded Costs Rate Order (Finance Order) to authorize, among other things, the imposition of a non-bypassable transition bond charge on PSE&G's customers; the sale of PSE&G's property right in such charge created by the New Jersey Electric Discount and Energy Competition Act to a bankruptcy-remote financing entity; the issuance and sale of $2.525 billion of transition bonds by such entity in payment therefor, including an estimated $125 million of transaction costs; and the application by PSE&G of the transition bond proceeds to retire outstanding debt and/or equity.

     The verbal order was consistent with the provisions of the New Jersey Electric Discount and Energy Competition Act and the Summary and Final Orders in PSE&G's rate unbundling, stranded costs and restructuring filings. A written order finalizing this proceeding is expected in September 1999 and the issuance of the bonds is expected in the fourth quarter of 1999.


PSEG Global Inc. (Global) Assets and Development Activities
-----------------------------------------------------------

     Global is currently performing a comprehensive review of its existing assets and development activities focusing on rationalizing the portfolio to ensure efficient capital deployment. As part of this review, Global assessed the present carrying value of its equity investments in such activities. Global's management has decided that it will not commit additional resources to its investments in Thailand and the Philippines and will focus its current Asian development activities in China. As a result, Global will record a write-down, which is not expected to exceed $10 million after-tax, in the third quarter of 1999 to adjust the carrying value of these assets to net realizable value. In addition, the projected substantial decline in revenue related to energy contracts for six generation facilities in California will result in a third quarter 1999 write-down of Global's equity investment in such facilities, which is not expected to exceed $21 million after-tax. Global expects to finalize the review in the third quarter of 1999, and does not anticipate that any additional changes in carrying value, other than those described above, will result.

     Global is a wholly owned subsidiary of PSEG Energy Holdings Inc., which is a wholly owned subsidiary of PSEG.

                                    SIGNATURE
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.



                  PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
                                  (Registrant)

                     PUBLIC SERVICE ELECTRIC AND GAS COMPANY
                                  (Registrant)


                            By: PATRICIA A. RADO
                                ----------------
                                Patricia A. Rado
                         Vice President and Controller
                         (Principal Accounting Officer)



Date:  September 14, 1999